MEDTRONIC PLC Q3 FY17 EARNINGS PRESENTATION FEBRUARY 21, 2017  Exhibit 99.2 • CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS • EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

Q3 FY17 Earnings Results | February 21, 2017 | 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements which provide current expectations or forecasts, including those relating to market and sales growth, growth strategies, changes to the healthcare system, financial results, use of capital, balance sheet changes, the creation of shareholder value and shareholder returns, product and service development, introduction, and adoption, partnerships, regulatory matters, restructuring initiatives, mergers/acquisitions/divestitures and related effects, accounting estimates, working capital adequacy, currency exchange rates, competitive strengths and sales efforts. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in the filings we make with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation. Financial Data Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation contains financial measures and guidance, including free cash flow figures (defined as operating cash flows less property, plant and equipment additions), revenue, margin and growth rates on a constant currency basis, and adjusted EPS, all of which are considered “non- GAAP” financial measures under applicable SEC rules and regulations. We believe these non-GAAP measures provide a useful way to evaluate our underlying performance. Medtronic calculates forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking revenue growth and EPS projections exclude the impact of foreign currency exchange fluctuations. Forward-looking non-GAAP EPS guidance also excludes other potential charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year, such as amortization of intangible assets and acquisition-related, certain tax and litigation, and restructuring charges or gains. Medtronic does not attempt to provide reconciliations of forward-looking non-GAAP EPS guidance to projected GAAP EPS guidance because the combined impact and timing of recognition of these potential charges or gains is inherently uncertain and difficult to predict, and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance. Detail concerning how all non-GAAP measures are calculated, including all GAAP to non-GAAP reconciliations, are provided on our website and can be accessed using this link.

CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

MDT
Q3 FY17 HIGHLIGHTS

SOLID QUARTER: IMPROVED RESULTS ACROSS ALL GROUPS AND GEOGRAPHIES

Revenue:



DIAB 7%
RTG 25%
CVG 35%
MITG 33%



EM 14%
Non-U.S. Dev 30%
U.S. 56%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CVG	2,548	5	6
MITG	2,417	5	6
RTG	1,817	4	4
Diabetes	501	6	7
Total	**$7,283**	**5%**	**6%**
U.S.	4,106	4	4
Non-U.S. Dev	2,193	6	7
EM	984	9	11
Total	**$7,283**	**5%**	**6%**

Other Financial Highlights:

	Diluted EPS	Y/Y	CC[1] Y/Y%
GAAP	$0.59	(23%)	NC
Non-GAAP	$1.12	6%	10%

Cash Flow from Ops	$2.1B
Free Cash Flow[4]	$1.8B

- **Balanced growth across groups and geographies**
  - CVG, MITG, and RTG all MSD growth[1]; Diabetes HSD growth[1]
    - New products driving growth including Evolut® R 34mm, LigaSure™ instruments, MiniMed® 6 series
    - Continued improvement in Spine: Best growth in over 7 years
  - US MSD growth[1]; Non-US Developed HSD growth[1]; Emerging Markets DD growth[1]
    - Western Europe and Japan HSD growth[1]
    - China, Latin America, and Eastern Europe all grew mid-teens or higher[1]
  - Growth Vector Performance:
    - New Therapies: above our 200 to 350 bps goal, contributing ~390 bps
    - Emerging Markets: in line with our 150 to 200 bps goal, contributing ~150 bps
    - Services & Solutions: below our 40 to 60 bps goal, contributing ~20 bps
  - MSD Organic Growth[2]: 4.1%
    - Acquisitions & divestitures contributed a net 150 bps to Q3 revenue growth
- **Meaningful improvement in operating margin; Double-digit EPS[1,2] growth**
  - EPS: 10%[1,2] growth; EPS leverage ~480 bps[1]
  - Operating Margin: ~130 bps improvement Y/Y[1]; ~170bps improvement Y/Y[1] on organic basis[2]; Operating leverage ~470 bps[1]
  - Covidien synergies: on track for a minimum of $850M in cost savings by FY18
    - Delivered $355M in FY16; on track to deliver $225-250M in FY17
- **Outlook: Continue to expect MSD revenue[2] and double-digit EPS[2] growth for the full fiscal year**
  - Q4 Revenue[2]: Lower half of MSD range, following strong growth in prior year
  - Reiterate FY17 Free Cash Flow[3] outlook of $5B - $6B
- **Capital allocation: Strategically deploying capital against priorities**
  - Q3: 74% Payout Ratio[4]; $590M in dividends and $566M in net share repurchases

1 Figures represent comparison to Q3 FY16 on a constant currency basis (non-GAAP).
2 Non-GAAP measure
3 Operating cash flows less property, plant and equipment additions (non-GAAP)
4 Dividends plus net share repurchases divided by adjusted net income (non-GAAP)

Q3 FY17 Earnings Results | February 21, 2017 | 4

Medtronic

Q3 FY17 Earnings Results | February 21, 2017 | 5 MDT Q3 FY17 GAAP SELECT FINANCIAL INFORMATION Q3 FY17 Q3 FY16 Y/Y Growth / Y/Y Change Net Sales ($M) 7,283 6,934 5% Cost of Products Sold 2,268 2,141 6% Gross Margin 68.9% 69.1% (20) bps SG&A ($M) 2,388 2,317 3% % of Sales 32.8% 33.4% 60 bps R&D ($M) 530 546 (3%) % of Sales 7.3% 7.9% 60 bps Other Expense, Net ($M) 46 9 411% Operating Profit 1,147 1,355 (15%) Operating Margin 15.7% 19.5% (380) bps Diluted EPS ($) 0.59 0.77 (23%)

Q3 FY17 Earnings Results | February 21, 2017 | 6 MDT Q3 FY17 Y/Y EPS WALK 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Q3 FY16, GAAP Q3 FY16, Non-GAAP Adjustments Q3 FY16, Non-GAAP Performance Q3 FY17 CC FX Q3 FY17, Non-GAAP Q3 FY17, Non-GAAP Adjustments Q3 FY17, GAAP EPS Growth1: Double-Digit; EPS Leverage1: ~480 bps EPS $0.77 $0.29 $1.06 1 Figures represent comparison to Q3 FY16 on a constant currency basis (Non-GAAP). $1.17 ($0.05) $1.12 ($0.53) $0.59 10% Y/Y1 $0.11 FY16 FY17

Q3 FY17 Earnings Results | February 21, 2017 | 7 MDT Q3 FY17 Y/Y OPERATING MARGIN CHANGES 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Q3 FY16, GAAP Q3 FY16, Non-GAAP Adjustments Q3 FY16, Non-GAAP Performance Q3 FY17 CC FX Q3 FY17, Non-GAAP Q3 FY17, Non-GAAP Adjustments Q3 FY17, GAAP ~130 bps Operational Improvement1 Operating Margin 19.5% 8.3% 27.8% 1.3% 29.1% (0.9%) 28.2% (12.5%) 15.7% FY16 FY17 1 Figures represent comparison to Q3 FY16 on a constant currency basis (Non-GAAP).

Q3 FY17 Earnings Results | February 21, 2017 | 8 MDT Q3 FY17 NON-GAAP SELECT FINANCIAL INFORMATION Q3 FY17 Q3 FY16 FX Impact $M / Change Q3 FY17 Constant Currency1 Q3 FY17 CC Growth / Change2 Net Sales ($M) 7,283 6,934 (40) -- 6% Cost of Products Sold1 2,268 2,132 10 -- 6% Gross Margin1 68.9% 69.3% (30) bps 69.2% (10) bps SG&A ($M) 2,388 2,317 (9) -- 3% % of Sales 32.8% 33.4% 10 bps 32.7% 70 bps R&D ($M) 530 546 (1) -- (3%) % of Sales 7.3% 7.9% Flat 7.3% 60 bps Other Expense, Net ($M) 46 9 38 -- (11%) Operating Profit1 2,051 1,930 (78) -- 10% Operating Margin1 28.2% 27.8% (90) bps 29.1% 130 bps Diluted EPS1 ($) 1.12 1.06 (0.05) 1.17 10% 1 Non-GAAP 2 Figures represent comparison to Q3 FY16 on a constant currency basis (Non-GAAP). Operating Leverage2 +470bps EPS Leverage2 +480bps

CVG
Q3 FY17 HIGHLIGHTS

HSD Growth in CRHF and APV; LSD growth in CSH



APV 17%
CSH 29%
CRHF 54%



EM 16%
Non-U.S. Dev 32%
U.S. 52%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,371	7	8
CSH	751	2	3
APV	426	6	6
Total	**$2,548**	**5%**	**6%**
U.S.	1,320	5	5
Non-U.S. Dev	815	5	7
EM	413	7	10
Total	**$2,548**	**5%**	**6%**

Q4 Growth Outlook: MSD

KEY PERFORMANCE DRIVERS[1]

Cardiac Rhythm & Heart Failure (CRHF)

- **Arrhythmia Mgmt: +MSD**
  - WW Tachy: +LSD; strong implants in US
  - WW Brady: LSD decline
    - US: Modest share decline
    - Reveal LINQ® pull-through
  - Diagnostics: Mid-teens – Reveal LINQ®
  - AF Solutions: Mid-twenties – Continued share gain in EU/US; Japan >100% growth
- **Services & Solutions: +LDD**
- **Heart Failure: +Upper-Teens**
  - Driven by recent HeartWare acquisition; integration on track
  - CRT-D: MSD growth driven by US
    - Japan benefitted from continued share gains following strong launch of Compia MRI™ and Amplia MRI ™
    - CRT-P: share loss from lack of quad

Compia MRI™ SureScan® CRT-D





Arctic Front Advance®

Coronary & Structural Heart (CSH)

- **Heart Valve Therapies: +Upper-Teens**
  - WW TAVR market growing ~30%
  - TAVR : In-line with WW market
    - US: seq. share gain on large size Evolut® R 34mm launch; over 200 accounts currently
    - Share stability in EU
    - Japan: Evolut® R launch continues in Q4; modest share gains seen in early centers
- **Coronary: -MSD**
  - DES: LDD decline
    - US: mid-20s decline - competitive product launches
    - OUS: LSD decline – Resolute Onyx™ maintaining share
- **Extracorp. Therapies: -LSD**
  - Cannulae and Revasc growth offset by Surgical Ablation decline

CoreValve® Evolut® R 34mm



Resolute Onyx™



Aortic & Peripheral Vascular (APV)

- **Aortic: +MSD**
  - US: Flat growth; Heli-FX® EndoAnchor®: driving strong growth and AAA pull-through, offset by competitive headwinds in TAA
  - OUS: HSD growth
  - AAA: MSD growth; Endurant® with ChEVAR indication CE Mark received in Q3
- **Peripheral & endoVenous: +HSD**
  - DCB: US & WW market share leader
    - IN.PACT® Admiral® DCB high-30s
    - Pricing uplift from 150mm length
    - Maintained market leadership in EU despite pressure on price and competitive registry enrollment

Heli-FX® EndoAnchor®



IN.PACT® Admiral®



1 Figures represent comparison to Q3 FY16 on a constant currency basis (Non-GAAP).

Q3 FY17 Earnings Results | February 21, 2017 | 9

Medtronic

MITG
Q3 FY17 HIGHLIGHTS

MSD Growth in Surgical Solutions and PMR



Surg. Sol. 56%
PMR 44%



EM 14%
Non-U.S. Dev 35%
U.S. 51%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Surg. Sol.	1,343	6	7
PMR	1,074	5	5
Total	**$2,417**	**5%**	**6%**
U.S.	1,234	2	2
Non-U.S. Dev	842	8	8
EM	341	12	14
Total	**$2,417**	**5%**	**6%**

Q4 Growth Outlook: MSD

KEY PERFORMANCE DRIVERS[1]

Surgical Solutions

- **Advanced Surgical: +HSD**
  - Solid growth in Advanced Stapling driven by innovative new products in endo stapling specialty reloads.
  - Strong growth in Advanced Energy driven by new LigaSure™ Vessel Sealing Instruments and ValleyLab™ FT10.
  - The business also benefitted from the Smith & Nephew gynecology acquisition (TRUCLEAR™).
  - US surgical volumes appear stable in 1-2% range.
- **General Surgical: Flat**
  - Solid growth in OR Safety driven by our Situate™ technology, a detection system for retained surgical sponges, offset due to softness in Electrosurgery.
- **Early Technologies: +HSD**
  - Strong growth in GI Solutions driven by new products including Barrx™ 360 Express, which helps in the treatment of Barrett's Esophagus.

ValleyLab™ FT10



LigaSure™ Vessel Sealing



TRUCLEAR™



Patient Monitoring & Recovery (PMR)

- **Respiratory and Monitoring Solutions: +HSD**
  - Strong growth in Airways and Ventilation due to the continued adoption of the Puritan Bennett™ 980 ventilator.
  - Solid growth in our Patient Monitoring business as a result of strength in Nellcor™ Pulse Oximetry.
- **Patient Care/ DVT/ Nutritional Insufficiency: -LSD**
  - Growth in Nutritional Insufficiency
  - DVT: affected by reprocessing in US
- **Renal Care Solutions**
  - Benefitted from Bellco acquisition
  - Continued strength from dialyzers and other consumables revenue

Bellco



Puritan Bennett™ 980



1 Figures represent comparison to Q3 FY16 on a constant currency basis (Non-GAAP).

Q3 FY17 Earnings Results | February 21, 2017 | 10

Medtronic

RTG
Q3 FY17 HIGHLIGHTS

Continued Improvement in Spine; Solid Brain Therapies & Specialty Therapies Growth Offsets Declines in Pain Therapies



Pain 15%
Spine 36%
Specialty 20%
Brain 29%



EM 11%
Non-US Dev 21%
US 68%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	657	3	3
Brain	518	7	8
Specialty	370	4	5
Pain	272	(3)	(2)
Total	**$1,817**	**4%**	**4%**
U.S.	1,242	3	3
Non-U.S. Dev	384	5	5
EM	191	8	11
Total	**$1,817**	**4%**	**4%**

Q4 Growth Outlook: Low End of MSD Range

KEY PERFORMANCE DRIVERS[1]

Spine

Strongest growth in over 7 years; Continue to gain share

- **Core Spine: +LSD**
  - US growth driven by new product and procedural innovation introductions
  - Interbody and Discs launches (Elevate™, OLIF, and Rialto™ for sacroiliac joint fusion) strong uptake
  - Speed-to-scale and surgical synergy driving implant growth
- **BMP: +LSD**
  - US Pricing remains favorable
  - InductOs™ return to market expected mid-FY18
- **Kanghui: +HSD**
  - Growth driven by LatAm, EMEA, APAC
  - China growth driven by Spine product launches (Peek Cage)

Infuse® Bone Graft



Brain Therapies

- **Brain Modulation: +LSD**
  - US: LSD share loss; competitive pressure partially mitigated by MRI-conditional labelling
  - EU: revenue growth; competitive pressure remains
- **Neurosurgery: +HSD**
  - Growth driven by strong performance in navigation capital (+20%) and disposables
  - WW O-arm® O2 driven by robust OUS demand
- **Neurovascular: +LDD**
  - Strong sequential and Y/Y growth despite headwinds from voluntary Q2 recall

O-arm® O2



Specialty Therapies

- **ENT: +LSD**
  - Continued strong growth in NuVent® driven by Fusion® Compact penetration
  - US growth driven by Power, Balloon & Service
- **Pelvic Health: +MSD**
  - US growth driven by both new implant and replacement demand
- **Advanced Energy: +LDD**
  - Broad geographic expansion led by China, APAC, and EMEA
  - Strong PEAK PlasmaBlade® disposable growth in Breast, Generator Replacement markets

InterStim® II



Pain Therapies

- **Interventional: +HSD**
  - Growth driven by new product launches including OsteoCool® in EU
  - Japan up 25%+ despite competitive headwinds
- **SCS/Pumps: -MSD**
  - US growth in replacement implants, offset by share loss and new implant declines
  - Ongoing SCS competitive pressure leading to share loss

OsteoCool®



MICHELSON TECHNOLOGY AT WORK

1 Figures represent comparison to Q3 FY16 on a constant currency basis (Non-GAAP).

Q3 FY17 Earnings Results | February 21, 2017 | 11

Medtronic

DIABETES
Q3 FY17 HIGHLIGHTS

Significant Improvement Over Last Quarter; Strong Interest in MiniMed® 6 Series Pumps

Total Group Revenue
$501M


EM
8%
Non-US
Dev
30%
US
62%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	ND	HSD	LDD
NDT	ND	>15	>15
DSS	ND	LSD	LSD
Total	**$501**	**6%**	**7%**

U.S.	310	6	6
Non-U.S. Dev	152	6	9
EM	39	5	5
Total	**$501**	**6%**	**7%**

Q4 Growth Outlook: MSD to HSD

KEY PERFORMANCE DRIVERS[1]

Intensive Insulin Management (IIM)

- **Improved Patient Retention:**
  - Substantial sequential improvement in CGM retention rates
  - Patient and physician excitement driving both installed base growth and competitive share gains
- **MiniMed® 670G System:**
  - Strong patient participation in the Priority Access Program; enrollees will be first in line for 670G
  - Early coverage confirmed with many commercial payers
- **MiniMed® 630G System:**
  - Solid US sales, excellent feedback from patients and providers
  - Ongoing physician training
- **MiniMed® 640G System:**
  - Continued strong sales throughout EMEA and Australia
  - Continuing to launch throughout APAC and Latin America
  - Anticipating Japan launch in Q3FY18
- **UNH Partnership:**
  - Positive coverage decision on 670G

MiniMed® 670G



MiniMed® 630G



Non-Intensive Diabetes Therapies (NDT)

- **CGM Adoption:**
  - iPro® 2 OUS growth from China launch
  - Continue to receive positive feedback for iPro® Pattern Snapshot
- **i-Port Advance Technology:**
  - Launches in India, Argentina and Korea
- **Fitbit Partnership:**
  - Strategic partnership reached in Q3 to integrate health and activity tracking for patients with diabetes
- **Henry Schein :**
  - Sales ramped through the quarter; expect to continue run-rate

iPro®2 CGM w/ Pattern Snapshot



Diabetes Service & Solutions (DSS)

- **Consumables:**
  - Solid constant currency growth in international markets
  - LSD declines in U.S. driven by pricing and challenging prior year comps
- **Customer Care Programs:**
  - OUS growth supported by new pro-active programs to improve adherence and retention
- **Guardian® Connect:**
  - Positive response to pilot launches in major European markets
- **Diabeter Clinics:**
  - Strong patient growth
  - Global expansion plans moving forward
- **IBM Watson Partnership:**
  - Preparing for limited preview of Sugar.IQ™ app; Medtronic Turning Point platform with IBM now live

Guardian® Connect



1 Figures represent comparison to Q3 FY16 on a constant currency basis (Non-GAAP).

Q3 FY17 Earnings Results | February 21, 2017 | 12

Medtronic

FY17 EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

MDT

FY17 EPS GUIDANCE, REVENUE OUTLOOK & OTHER ASSUMPTIONS

Outlook & Guidance

	Q4 FY17	FY17
Revenue Growth Outlook – CCCW	**Lower Half of MSD**	**MSD**
CVG Growth – CCCW	MSD	--
MITG Growth – CCCW	MSD	--
RTG Growth – CCCW	Low End of MSD	--
Diabetes Growth – CCCW	MSD to HSD	--
COV Synergies	--	~$225-250M
EPS Growth Guidance– CCCW	--	**DD**
Free Cash Flow[1]	--	$5B - $6B

Note: Medtronic will adopt FASB ASU 2016-09 regarding the change in tax treatment of stock-based compensation in the first quarter of fiscal year 2018.

FX Assumptions

	Q4 FY17	FY17	FY18
Revenue	($20M) – ($40M)	($20M) – ($40M)	($100M) – ($300M)
EPS	~($0.05)	~($0.20)	($0.05) – ($0.15)

Note: While FX rates are fluid, assumptions above are based on current rates.

Other than noted, revenue and EPS growth guidance do not include any charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year
1 Operating cash flows less property, plant and equipment additions (non-GAAP)

Q3 FY17 Earnings Results | February 21, 2017 | 14

Medtronic

APPENDIX
ACRONYMS / ABBREVIATIONS

Growth	
DD	Double Digits
HSD	High-Single Digit
LDD	Low-Double Digits
LSD	Low-Single Digit
MSD	Mid-Single Digit

Other			
APAC	Asia Pacific	FY	Fiscal Year
Bps	Basis Points	NC	Not Comparable
CC	Constant Currency	Ops	Operations
CCCW	Constant Currency Constant Weeks	OM	Operating Margins
Dev	Developed	OUS	Outside the United States
EM	Emerging Markets	R&D	Research & Development
EMEA	Europe, Middle East & Africa	Rep	Reported
EPS	Earnings per Share	SG&A	Selling, General & Administrative
FCF	Free Cash Flow	WW	Worldwide
FX	Foreign Exchange	Y/Y	Year-over-Year

Business Specific			
AAA	Abdominal Aortic Aneurysm	ENT	Ear, Nose, & Throat
AF	Atrial Fibrillation	Extracorp	Extracorporeal
APV	Aortic & Peripheral Vascular	HF	Heart Failure
BMP	Bone Morphogenetic Protein	IIM	Intensive Insulin Management
Brady	Bradycardia	MDT	Medtronic
CGM	Continuous Glucose Monitoring	MITG	Minimally Invasive Therapies Group
CRHF	Cardiac Rhythm & Heart Failure	MRI	Magnetic Resonance Imaging
CRT-D	Cardiac Resynchronization Therapy – Defibrillator	NDT	Non-Intensive Diabetes Therapies
CRT-P	Cardiac Resynchronization Therapy – Pacemakers	NV	Neurovascular
CSH	Coronary & Structural Heart	PMR	Patient Monitoring & Recovery
CVG	Cardiac & Vascular Group	RTG	Restorative Therapies Group
DVT	Deep Vein Thrombosis	SCS	Spinal Cord Stimulation
DCB	Drug Coated Balloon	Sol	Solutions
DES	Drug Eluting Stent	TAVR	Transcatheter Aortic Valve Replacement
DSS	Diabetes Services & Solutions		

Q3 FY17 Earnings Results | February 21, 2017 | 15

Medtronic